UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 7, 2018 (December 3, 2018)

ORANCO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28181	87-0574491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, Suite 2310 PMB# 21, New York, NY 10006

(Address of principal executive offices, including zip code)

(646) 7593614

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2018, Ronald Zhang notified Oranco, Inc. (the “Company” or “ORNC”) of his resignation from the Company as the Chief Financial Officer (“CFO”), effective immediately. The Board of Director of the Company (the “Board”) has accepted Mr. Zhang’s resignation on December 3, 2018. Mr. Zhang’s resignation as CFO is due to personal reason, and not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Following Mr. Zhang’s departure as CFO, the Board appointed Mr. Patrick Wang as CFO effective as of December 3, 2018. Mr. Wang has over 12 years of financial and leadership experience at the managerial level.

Mr. Wang has served as the CFO of Amax International Holdings Limited from October 2012 to present. From January 2007 to July 2012, Mr. Wang served as the Senior Manager of Crowe CPA Group. From January 2006 to December 2006, Mr. Wang served as the Head of Internal Audit Department of Intac International Company. Mr. Wang is a fellow of Institute of Chartered Accountants in England & Wales and is a Certified Information Systems Auditor of Information Systems Audit and Control Association. He received his Bachelor of Accountancy with honors from Hong Kong Polytechnic University. He received his Master of Management from Macquarie Graduate School of Management.

The Company and Mr. Wang entered into an employment agreement on December 3, 2018 (the “Wang Employment Agreement“) in connection with his appointment as CFO. Pursuant to the Wang Employment Agreement, Mr. Wang will receive a monthly base salary of HKD 60,000.

Mr. Wang does not have any family relationship with any other director or executive officer of the Company. There have been no related party transactions between the Company and Mr. Wang reportable under Item 404(a) of Regulation S-K.

The foregoing description of Mr. Wang’s compensation and the terms and conditions of his employment is qualified in their entirety by the complete text of the Wang Employment Agreement, which is filed as hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement between the Company and Patrick Wang, dated December 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORANCO, INC.

Date: December 7, 2018	/s/ Peng Yang
Peng Yang President, Secretary and Director

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